UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 14, 2022, HollyFrontier Corporation (“HollyFrontier”) and Holly Energy Partners, L.P. (“HEP”) announced the establishment of HF Sinclair Corporation (f/k/a Hippo Parent Corporation), a Delaware corporation (“HF Sinclair”), as the new parent holding company of HollyFrontier and HEP and their subsidiaries, and the completion of their respective acquisitions of Sinclair Oil Corporation and Sinclair Transportation Company from The Sinclair Companies (“Sinclair HoldCo”). At the effective time of the HFC Merger (as defined in Item 2.01 of this Current Report on Form 8-K (“Current Report”)), HollyFrontier became a wholly-owned subsidiary of HF Sinclair, and HF Sinclair replaced HollyFrontier as the public company trading on the New York Stock Exchange (“NYSE”) under the symbol “DINO.” Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shares of HF Sinclair common stock, par value $.01 per share (“HF Sinclair Common Stock”), are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer and began trading at the start of trading on March 15, 2022 under the symbol “DINO”.

Item 1.01	Entry into a Material Definitive Agreement.

Background

On March 14, 2022 (the “Closing Date”), pursuant to that certain Business Combination Agreement, dated as of August 2, 2021 (as amended on March 14, 2022, the “Agreement”), by and among HollyFrontier, HF Sinclair, Hippo Merger Sub, Inc., a wholly-owned subsidiary of HF Sinclair (“Parent Merger Sub”), Sinclair HoldCo, and Hippo Holding LLC, a wholly-owned subsidiary of Sinclair HoldCo (the “Target Company”), HF Sinclair completed its previously announced acquisition of the Target Company by effecting (a) a holding company merger in accordance with Section 251(g) of the Delaware General Corporation Law (“DGCL”) whereby HollyFrontier merged with and into Parent Merger Sub, with HollyFrontier surviving such merger as a direct wholly-owned subsidiary of HF Sinclair (the “HFC Merger”) and (b) immediately following the HFC Merger, a contribution whereby Sinclair HoldCo contributed all of the equity interests of the Target Company to HF Sinclair in exchange for shares of HF Sinclair, resulting in the Target Company becoming a direct wholly-owned subsidiary of HF Sinclair (the “HFC Transactions” and, the consummation of the HFC Transactions, the “Closing”). HF Sinclair issued 60,230,036 shares of HF Sinclair Common Stock to Sinclair HoldCo, representing 27% of the pro forma equity of HF Sinclair with a value of approximately $2,149 million based on HollyFrontier’s fully diluted shares of common stock outstanding and closing stock price on March 11, 2022. On the Closing Date, Sinclair HoldCo made a $90.2 million cash payment to HF Sinclair related to estimated working capital adjustments pursuant to the Agreement, which reduced the aggregate transaction value to $2,060 million.

In addition, immediately prior to the Closing of the HFC Transactions on March 14, 2022, HEP completed its previously announced acquisition of Sinclair Transportation Company pursuant to the Contribution Agreement (as defined below).

The Sinclair Transactions were subject to the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and receipt of other required consents and approvals. The applicable waiting period under the HSR Act has expired, which satisfied the applicable closing condition in the Agreement, and all other required consents and approvals were received. In connection with the HFC Transactions, as more fully described in the Signing 8-K and Item 3.03 of this Current Report, each share of common stock of HollyFrontier, par value $.01 per share (“HFC Common Stock”), issued and outstanding immediately prior to the Effective Time (as defined in the Agreement) (other than treasury shares which were cancelled pursuant to the Agreement) was automatically converted into one validly issued, fully paid and nonassessable share of HF Sinclair Common Stock. Further, Sinclair HoldCo contributed to HF Sinclair the equity interests in the Target Company in exchange for 60,230,036 shares of HF Sinclair Common Stock (the “Sinclair Stock Consideration”).

As previously announced, on August 2, 2021 HollyFrontier (now a wholly owned subsidiary of HF Sinclair) and HEP entered into a Letter Agreement in connection with the HFC Transactions and the transactions contemplated by that certain Contribution Agreement, dated August 2, 2021 (as amended on March 14, 2022, the “Contribution Agreement”), by and among Sinclair HoldCo, Sinclair Transportation Company, and HEP (the “HEP Transactions” and together with the HFC Transactions, the “Sinclair Transactions”), pursuant to which, among other things, HollyFrontier and HEP agreed, upon the consummation of the Sinclair Transactions, to enter into amendments to certain of the agreements by and among HEP and its affiliates, on the one hand, and HollyFrontier and its affiliates (other than HEP and its affiliates), on the other hand, to include within the scope of such agreements the assets to be acquired by HEP in the HEP Transactions.

Eighth Amended and Restated Master Throughput Agreement

On March 14, 2022, Holly Energy Partners - Operating, L.P. (“HEP Operating”), a wholly-owned subsidiary of HEP, HollyFrontier Refining & Marketing LLC (“HFRM”), a wholly-owned subsidiary of HF Sinclair, and Sinclair Oil LLC f/k/a Sinclair Oil Corporation (“Sinclair Oil”), a wholly-owned subsidiary of HF Sinclair, entered into the Eighth Amended and Restated Master Throughput Agreement, effective as March 14, 2022 (the “Eighth Amended and Restated Master Throughput Agreement”). The Eighth Amended and Restated Master Throughput Agreement amends and restates in its entirety the Seventh Amended and Restated Master Throughput Agreement, dated February 8, 2021 and effective as of January 1, 2021 (the “Prior Master Throughput Agreement”), to, among other things, add Sinclair Oil as a shipper thereunder and add the Sinclair Assets (as defined therein) to the coverage thereof. HollyFrontier’s obligations under the Prior Master Throughput Agreement will be terminated and HF Sinclair will guarantee the obligations of HFRM and Sinclair Oil, and HEP will guarantee the obligations of HEP Operating, in each case, under the Eighth Amended and Restated Master Throughput Agreement.

The description of the Eighth Amended and Restated Master Throughput Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.1 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Twenty-Second Amended and Restated Omnibus Agreement

On March 14, 2022, HF Sinclair, HEP and certain of their respective subsidiaries, including HollyFrontier, entered into the Twenty-Second Amended and Restated Omnibus Agreement, effective as of March 14, 2022 (the “Twenty-Second Amended and Restated Omnibus Agreement”). The Twenty-Second Amended and Restated Omnibus Agreement amends and restates in its entirety the Twenty-First Amended and Restated Omnibus Agreement effective as of January 1, 2021, to, among other things, exempt certain logistics assets acquired by HF Sinclair pursuant to the HFC Transactions from the restricted business and right of first offer covenants in favor of HEP, as further described therein, to increase the administrative fees due from HEP to HF Sinclair thereunder, as further described therein, to subject the Sinclair Assets to HF Sinclair’s right of first refusal to purchase HEP’s assets that serve HF Sinclair’s refineries, subject to the limitations provided therein, and to amend the indemnification obligations of HF Sinclair and HEP with respect to the Sinclair Assets, as further described therein.

The description of the Twenty-Second Amended and Restated Omnibus Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.2 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Assignment and Assumption of Indemnification Agreements

On March 14, 2022, HF Sinclair and HollyFrontier entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the HFC Merger, HollyFrontier assigned to HF Sinclair, and HF Sinclair assumed, all obligations of HollyFrontier under the indemnification agreements between HollyFrontier and its directors, officers and employees (the “Assumed Agreements”). Effective as of the HFC Merger, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to HollyFrontier in such Assumed Agreement will be read to refer to HF Sinclair.

The description of the Assignment and Assumption Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.3 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the HFC Transactions, the shares of HFC Common Stock were registered pursuant to Section 12(b) of the Exchange Act, and listed on the NYSE. In connection with the HFC Transactions, HF Sinclair assumed HollyFrontier’s listing on the NYSE and changed its name from “Hippo Parent Corporation” to “HF Sinclair Corporation.” The shares of HF Sinclair Common Stock were approved for listing on the NYSE and began trading at the start of trading on March 15, 2022, under the symbol “DINO” with a new CUSIP number 403949 100.

The information set forth in Item 1.01 and Item 5.03 and in Item 8.01 under the heading “Successor Issuer,” describing the succession of HF Sinclair to Exchange Act Section 12(b) and reporting obligations of HollyFrontier is incorporated by reference to this Item 3.01.

In connection with the HFC Merger, on March 14, 2022, HollyFrontier requested that the NYSE file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the HFC Common Stock from the NYSE and deregister the HFC Common Stock under Section 12(b) of the Exchange Act. HollyFrontier intends to file a certificate on Form 15 requesting that the HFC Common Stock be deregistered under the Exchange Act and that HollyFrontier’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of HF Sinclair to the Exchange Act Section 12(b) registration and reporting obligations of HollyFrontier as described under the heading “Successor Issuer” in Item 8.01 below).

Item 3.03	Material Modification of Rights of Security Holders.

At the Effective Time of the HFC Transactions, each share of HFC Common Stock issued and outstanding immediately prior to the Effective Time (other than treasury shares which were cancelled pursuant to the Agreement) was automatically converted into one validly issued, fully paid and nonassessable share of HF Sinclair Common Stock, having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as a share of HFC Common Stock immediately prior to the Effective Time.

The information set forth in Item 1.01 of the Signing 8-K and Item 5.03 of this Current Report is hereby incorporated by reference in this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the HFC Merger and effective at the Effective Time, all members of the HollyFrontier Board of Directors (the “HollyFrontier Board”) resigned from their positions, and the number of directors of HollyFrontier was set to three directors, with each of Richard L. Voliva, III and Vaishali S. Bhatia being appointed as directors. Michael C. Jennings remains a director of HollyFrontier. None of Mr. Jennings, Mr. Voliva or Ms. Bhatia will receive any compensation for serving as directors of HollyFrontier.

Certain biographical and other information concerning Mr. Voliva and Ms. Bhatia is set forth below.

Richard L. Voliva III. Mr. Voliva has served as Executive Vice President and Chief Financial Officer of HF Sinclair since March 2022 and HollyFrontier since March 2017. He previously served as Senior Vice President, Strategy from June 2016 to March 2017. Mr. Voliva has served as President of HLS since January 2020. He previously served as Executive Vice President and Chief Financial Officer of HLS from March 2017 to January 2020, Senior Vice President and Chief Financial Officer of HLS from July 2016 to March 2017, Vice President and Chief Financial Officer of HLS from October 2015 to July 2016, Vice President, Corporate Development of HLS from February 2015 to October 2015 and Senior Director, Business Development of HLS from April 2014 to February 2015. Prior to joining HLS, Mr. Voliva was an analyst at Millennium Management LLC, an institutional asset manager, from April 2011 to April 2014, an analyst at Partner Fund Management, L.P., a hedge fund, from March 2008 to March 2011 and Vice President, Equity Research at Deutsche Bank from June 2005 to March 2008. Mr. Voliva is a CFA Charterholder.

Vaishali. S. Bhatia. Ms. Bhatia has served as Senior Vice President and General Counsel of HF Sinclair since March 2022 and HollyFrontier since November 2019 and Secretary since August 2019. She previously served as Chief Compliance Officer from August 2019 to January 2020, Acting General Counsel from August 2019 to November 2019, Assistant General Counsel from May 2017 to August 2019, Assistant Secretary from May 2012 to August 2019 and Counsel from October 2011 to May 2017. Ms. Bhatia has also served as Senior Vice President and General Counsel of HLS since November 2019 and Secretary of HLS since August 2019. She served as Chief Compliance Officer of HLS from August 2019 to January 2020, Acting General Counsel of HLS from August 2019 to November 2019, Assistant General Counsel of HLS from May 2017 to August 2019, Assistant Secretary of HLS from January 2013 to August 2019 and Counsel of HLS from October 2011 to May 2017. Prior to joining HollyFrontier, Ms. Bhatia was an associate at Jones Day.

Executive Officers

Following the completion of the HFC Transactions, as appropriate for a wholly-owned subsidiary, HollyFrontier’s executive officers include Michael C. Jennings as Chief Executive Officer, Richard L. Voliva III as Executive Vice President and Chief Financial Officer, Timothy Go as President and Chief Operating Officer, and Vaishali S. Bhatia as Senior Vice President, General Counsel and Secretary. Each of the foregoing officers are executive officers of HF Sinclair. The executive officers will not be separately compensated for their service as executive officers of HollyFrontier.

For additional biographical and other information on Messrs. Jennings, Voliva, and Go, and Ms. Bhatia, please see HF Sinclair’s Current Report on Form 8-K12B, filed with the Commission on March 14, 2022 (File No. 001-41325), under the heading “Executive Officers.”

Compensation Plans

On March 14, 2022, effective as of the HFC Merger, HollyFrontier assigned to HF Sinclair, and HF Sinclair assumed, all obligations of HollyFrontier under (a) all of HollyFrontier’s employee, director, and executive compensation plans pursuant to which HollyFrontier is obligated to, or may, issue equity securities to its directors, officers, or employees, including any currently-effective amendments thereto and/or restatements thereof, including, but not limited to, the HollyFrontier Corporation Long-Term Incentive Compensation Plan, the HollyFrontier Corporation 2020 Incentive Plan, and the U.K. Sub-Plan adopted under both of the foregoing plans (collectively, the “LTIP Plans”), (b) HollyFrontier’s equity-based award agreements, programs, notices, and/or similar agreements entered into or issued pursuant to the LTIP Plans, and each outstanding award granted or assumed thereunder (collectively, the “Award Agreements”), and (c) certain other change of control agreements between HollyFrontier and its directors, officers and employees (the “Change of Control Agreements” and, collectively with the LTIP Plans and the Award Agreements, the “Assumed Agreements”). Effective as of the HFC Merger, the LTIP Plans were amended and restated solely to change references to HollyFrontier Corporation to HF Sinclair Corporation and to change references to HollyFrontier Common Stock to HF Sinclair Common Stock. In addition, each of the Change in Control Agreements was automatically deemed to be amended as necessary to provide that references to HollyFrontier Corporation in each such Change of Control Agreement will be read to refer to HF Sinclair Corporation and references to HollyFrontier Common Stock in such Assumed Agreement will be read to refer to HF Sinclair Common Stock.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2022, the Eighth Amended and Restated Certificate of Incorporation of HollyFrontier (the “HollyFrontier Charter”) was amended pursuant to the HFC Merger to decrease the authorized number of shares of HFC Common Stock from 320,000,000 shares to 1,000 shares, and to eliminate preferred stock.

In addition, the HollyFrontier Charter was amended pursuant to the HFC Merger to add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving HollyFrontier, other than the election or removal of directors, that requires for its adoption under the DGCL or the HollyFrontier Charter the approval of the stockholders of HollyFrontier shall require the approval of the stockholders of HF Sinclair by the same vote as is required by the DGCL and/or the HollyFrontier Charter or Bylaws.

In addition, the Amended and Restated By-Laws of HollyFrontier, dated September 14, 2021, were amended and restated (as amended and restated, the “HollyFrontier Bylaws”) to add and remove provisions as appropriate for a wholly-owned subsidiary.

The foregoing descriptions of the amendments to the HollyFrontier Charter and HollyFrontier Bylaws do not purport to be complete and are qualified in their entirety by reference to the Certificate of Merger and the HollyFrontier Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On March 14, 2022, HollyFrontier and HEP issued a joint press release announcing the completion of the Sinclair Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by HF Sinclair pursuant to the Securities Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01	Other Events.

Successor Issuer

Pursuant to Rule 12g-3(a) of the Exchange Act, HF Sinclair is the successor issuer to HollyFrontier. The shares of HF Sinclair Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and HF Sinclair is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder.

Cautionary Statement Regarding Forward Looking Statements

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “anticipate(s),” “project(s),” “expect(s),” “plan(s),” “goal(s),” “forecast(s),” “strategy,” “intend(s),” “will,” “should,” “would,” “could,” “believe,” “may,” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the HFC Transactions, pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HF Sinclair, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HF Sinclair’s management believes are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors, including, but not limited to, HF Sinclair’s and HEP’s ability to successfully integrate the operations of Sinclair Oil Corporation and Sinclair Transportation Company, respectively, with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; risks relating to the value of HF Sinclair Common Stock from sales by the Sinclair holders following the closing of the Sinclair Transactions; HF Sinclair’s ability to successfully integrate the operation of the Puget Sound refinery with its existing operations; the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing coronavirus (“COVID-19”) pandemic on future demand and increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand; the effects of current and/or future governmental and environmental regulations and policies, including the effects of current and/or future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects, such as the construction of the Artesia renewable diesel unit and pretreatment unit, on time and within capital guidance; HF Sinclair’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities and any associated military campaigns which may disrupt crude oil supplies and markets for our refined products and create instability in the financial markets that could restrict our ability to raise capital; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; a prolonged economic slowdown due to the COVID-19 pandemic which could result in an impairment of goodwill and/or long-lived asset impairments; and other financial, operational and legal risks and uncertainties detailed from time to time in HF Sinclair’s and HollyFrontier’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, HF Sinclair undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HollyFrontier assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures HF Sinclair makes in its filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of August 2, 2021, by and among HollyFrontier Corporation, Hippo Parent Corporation, Hippo Merger Sub, Inc., The Sinclair Companies, and Hippo Holding LLC (incorporated by reference to Exhibit 2.1 of HollyFrontier’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

3.1*	Eighth Amended and Restated Certificate of Incorporation of HollyFrontier Corporation.

3.2*	Amended and Restated Bylaws of HollyFrontier Corporation.

10.1	Eighth Amended and Restated Master Throughput Agreement entered into and effective as of March 14, 2022, by and among HollyFrontier Refining & Marketing LLC, Sinclair Oil LLC and Holly Energy Partners - Operating, L.P. (incorporated by reference to Exhibit 10.1 of HF Sinclair’s Current Report on Form 8-K12B filed March 14, 2022, File No. 1-41325).

10.2	Twenty-Second Amended and Restated Omnibus Agreement entered into and effective as of March 14, 2022, by and among HF Sinclair Corporation, Holly Energy Partners, L.P., and certain of their respective subsidiaries (incorporated by reference to Exhibit 10.2 of HF Sinclair’s Current Report on Form 8-K12B filed March 14, 2022, File No. 1-41325).

10.3	Assignment and Assumption Agreement entered into and effective as of March 14, 2022, by and between HollyFrontier Corporation and HF Sinclair Corporation (incorporated by reference to Exhibit 10.4 of HF Sinclair’s Current Report on Form 8-K12B filed March 14, 2022, File No. 1-41325).

10.4†	Stockholders Agreement, dated August 2, 2021 by and among Hippo Parent Corporation, The Sinclair Companies, and the stockholders set forth on Schedule I thereto, as may be amended from time to time (incorporated by reference to Exhibit 10.1 of HollyFrontier’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

10.5	Letter Agreement, dated August 2, 2021 by and among HollyFrontier Corporation and Holly Energy Partners, L.P. (incorporated by reference to Exhibit 10.2 of HollyFrontier’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

99.1	Press Release, dated as of March 14, 2022 (incorporated by reference to Exhibit 99.1 of HF Sinclair’s Current Report on Form 8-K12B filed March 14, 2022, File No. 1-41325).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

Date: March 16, 2022	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer